SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 24, 2007

                           PROVIDENT NEW YORK BANCORP
                           --------------------------
               (Exact Name of Registrant as Specified in Charter)

          Delaware                     0-25233                     80-0091851
-----------------------------    ---------------------        ------------------
(State or Other Jurisdiction)    (Commission File No.)        (I.R.S. Employer
      of Incorporation)                                      Identification No.)


400 Rella Boulevard, Montebello, New York                            10901
-----------------------------------------                            -----
(Address of Principal Executive Offices)                           (Zip Code)

Registrant's telephone number, including area code:  (845) 369-8040
                                                     --------------



                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal
              Year.

     On May 24, 2007, the Board of Directors of Provident New York Bancorp (the "Registrant") approved an amendment to the Registrant's Bylaws removing the age limitation for directors. Article II, Section 10. A of the Bylaws was deleted. It previously provided that: No person seventy-five (75) years of age or above shall be eligible for election, reelection, appointment or reappointment to the board of directors of the Registrant. No director shall serve as a director of the Registrant beyond the annual meeting of the Registrant that immediately follows the director becoming age seventy-five (75).


Item 9.01.        Financial Statements and Exhibits.

        (a) Not Applicable.

        (b) Not Applicable.

        (c) Not Applicable.

        (d) Exhibits.

        Exhibit No.                Exhibit

            3                 Text of amendment to Bylaws

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                  PROVIDENT NEW YORK BANCORP



DATE: May 29, 2007                           By:/s/ Daniel Rothstein
                                                --------------------------------
                                                Daniel Rothstein
                                                Executive Vice President